AGGRESSIVE GROWTH PORTFOLIO

GROWTH PORTFOLIO

GROWTH WITH INCOME PORTFOLIO

BOND PORTFOLIO
(Portfolios of FundManager Portfolios)
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SUPPLEMENT TO THE NO-LOAD CLASS PROSPECTUS DATED JANUARY 31, 1998



Please be advised that the Board of Trustees of FundManager Portfolios approved the termination of the No-Load Class of shares for all portfolios, effective September 23, 1998.

As a result of this action, unless you object by September 23, 1998 your No Load Class shares will convert on a tax-free basis into the Financial Adviser Class of shares of your current Portfolio at net asset value without any sales charge. On or about September 1, 1998, a letter accompanied by a prospectus for Financial Adviser Class shares will be sent to No-Load Class shareholders outlining the differences between Financial Adviser Class and No-Load Class shares, including fees and expenses. Shareholders who do not convert will receive a taxable redemption in cash of your No-Load Class shares at their net asset value on September 23, 1998.

In addition, No Load Class shareholders who convert into the Financial Adviser Class will be able to make additional purchases of the Financial Adviser Class shares without any front-end sales charge.









                                                               September 1, 1998



     EDGEWOOD SERVICES, INC.

     Edgewood Services, Inc. is a distributor of the Funds and is a subsidiary of Federated Investors, Inc.

     5800 Corporate Drive
     Pittsburgh, PA 15237-5829

     Cusip 360850808
     Cusip 360850705
     Cusip 360850804
     Cusip 360850887
     G01921-29 (9/98)
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